UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2004

FORMFACTOR, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50307	13-3711155

(Commission	(IRS Employer
File Number)	Identification No.)

2140 Research Drive, Livermore, CA	94550

(Address of principal executive offices)	(Zip Code)

(925) 294-4300

(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 5.      Other Events

     FormFactor, Inc. announced today the promotion of Jens Meyerhoff to Chief Operating Officer. Mr. Meyerhoff, who has served as Senior Vice President of Operations since January 2003 and Chief Financial Officer since August 2000, will retain the CFO role until a successor is named.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Date: April 22, 2004	By:	/s/ Stuart L. Merkadeau

Stuart L. Merkadeau, Senior Vice President, General Counsel and Secretary